Company Update

March 2009

GLIMCHER

GLIMCHER

Safe Harbor: Some of the information contained in this presentation includes forward-looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Simple Strategy– *Focus on Quality*

Quality of People

(attract, retain and develop)

Quality of Real Estate

(high sales productivity, growth)

Real Estate Portfolio Evolution

GLIMCHER

- Over 99% of Company's NOI comes from its mall portfolio and associated centers
- Consistent sales per square foot growth across regional mall portfolio
  - 31% increase since 1998 ($266 to $348)
- Since 2000, the Company has accomplished the following strategic initiatives:
  - Sold over 100 community centers/ single tenant outparcels
  - Purchased Westshore Plaza, Eastland Mall and Merritt Square
  - Purchased JV Partner interests in 5 malls
  - Formed and acquired 2 assets in a JV with Oxford
  - Sold 6 regional malls that were previously announced as strategic dispositions

Regional Mall and Community Center GLA
mSF



25
20
15
10
5
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
16.9
13.4
18.3
13.6
18.4
12.2
19.8
11.3
19.8
5.9
21.8
5.2
21.8
2.5
22.7
1.9
23.6
1.0
21.1
1.0
19.1
0.8
Malls
Community

Mall Store Occupancy and Sales

GLIMCHER



Mall Store Occupancy
95.0%
94.0%
93.0%
92.0%
91.0%
90.0%
89.0%
88.0%
87.0%
86.0%
85.0%
2004
2008
Year ended December 31
Occupancy



Mall Store Sales PSF
$350
$345
$340
$335
$330
$325
$320
$315
$310
2004
2008
Year ended December 31
Sales PSF

2008 Accomplishments

GLIMCHER

- **Refinanced $146 million debt maturities in 2008**
- **94% core mall occupancy at December 31, 2008**
- **Positive releasing spreads of 15% through December 31, 2008 for core malls**
- **Solid execution on redevelopment/development pipeline**
  - ***Opening of two new JCPenney's stores***
  - ***Herberger's and LA Fitness at Northtown Mall***
  - ***Polaris Lifestyle Expansion – over 90% leased***
  - ***Scottsdale Quarter – Phase I on schedule***
- **Effectively managed operating expenses**
- **Delivered consistent results in all four quarters in 2008**

Focus for 2009

GLIMCHER

- Maximize tenant retention within the mall portfolio
- Address 2009 debt maturities
- Continued execution of Scottsdale Quarter Development Plan
- Effective cost management

Total Mall Portfolio

GLIMCHER


Scottsdale Quarter

Market Dominant

- Jersey Gardens
- Lloyd Center
- Mall at Fairfield Commons
- The Mall at Johnson City
- Polaris Fashion Place
- Weberstown Mall
- WestShore Plaza

Trade Area Dominant

- Ashland Town Center
- Colonial Park Mall
- Dayton Mall
- Eastland Mall, OH
- Grand Central Mall
- Indian Mound Mall
- Merritt Square
- Morgantown Mall
- New Towne Mall
- Northtown Mall
- Puente Hills Mall (JV)
- River Valley Mall
- SuperMall of the Great
- Tulsa Promenade (JV)

Core Mall Portfolio*

GLIMCHER

(as of December 31, 2008)

- 21 properties located in 13 states
- 19.1 million square feet of GLA
- Strong tenant diversification
- Two categories of properties

** Includes joint venture properties*

Core Portfolio	# of Properties	% of NOI	Mall Store Sales PSF Dec 2008	Mall Store Occupancy 12/31/08
Market Dominant	7	56%	$ 430	97%
Trade Area Dominant	14	44%	$ 283	91%
	21	100%	$ 348	94%


Trade Dominant
Market Dominant
44%
56%

Core Mall Operating Statistics

GLIMCHER

Core Mall Portfolio (2)	12/31/08	12/31/07	% Change
Mall Store Occupancy (1)	94.4%	94.2%	0.2%
Mall Store Sales psf (stores 10,000 of less)	$ 356	$ 368	-3.3%
Re-leasing Spreads - year to date	15%	13%	15.4%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2) Core malls exclude joint ventures and held-for-sale malls.

Minimal Portfolio Risk

GLIMCHER

Nearly *75%* of Glimcher's annual minimum rents are derived from tenants representing less than a *1%* minimum rent exposure.

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent as of December 31, 2008

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Gap, Inc.	28	412,916	$ 6,690,599	3.2%
Limited Brands, Inc.	42	195,188	5,091,431	2.4%
Sterling, Inc.	37	67,810	4,453,593	2.1%
AMC Theater	2	148,344	4,189,000	2.0%
Foot Locker, Inc.	43	166,053	3,962,001	1.9%
Bon Ton	11	1,126,171	3,575,604	1.7%
JCPenney Company, Inc.	15	1,841,903	3,392,640	1.6%
Burlington Coat Factory	5	390,950	3,235,572	1.5%
Sears Holding Corporation	21	2,500,330	2,934,797	1.4%
Zale Corp.	35	31,679	2,788,600	1.3%
American Eagle Outfitters	19	108,972	2,681,198	1.3%
Luxottica Group	35	82,826	2,668,235	1.3%
Genesco Inc.	42	62,539	2,508,762	1.2%
Saks Incorporated	4	229,843	2,430,954	1.2%
Finish Line, Inc.	21	110,793	2,429,448	1.2%
Total tenants representing > 1.0%	360	7,476,317	$ 53,032,434	25.3%

Manageable Debt Maturities

GLIMCHER

- **$119 million of the 2009 maturities have already been addressed**
- **Remaining mortgage debt maturities in 2009 (exclusive of principal amortization) limited to approximately $20 million**
- **Fixed rate mortgage debt with weighted average maturity of approximately 4.2 years**
- **Line of Credit matures 12/09 and has a one-year extension option available**

Mortgage Debt Maturities
(including pro-rata share of JVs)



As of December 31, 2008
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
2015
2016
Later
Mortgage Debt

Debt Maturities/Financings *(including JV's)*

GLIMCHER

$'s in thousands

Property/Loan	Maturity	Balance	Rate	Refinancing Plans - Status
2009 Debt Maturities - Already Addressed				
Great Mall	Jan-09	$ 30,000	4.3%	Property sold, loan re-paid in January
Grand Central Mall	Feb-09	$ 47,000	7.2%	Loan refinanced in February - still working on syndication
Eastland (NC)	Sep-09	$ 42,000	8.0%	Loan will be assumed by Servicer in Sept. without event of default
2009 Debt Maturities/Financings				
Tulsa (JV pro-rata share)	Mar-09	$ 18,200	6.5%	Working with lenders on an extension
Surprise (JV pro-rata share)	Oct-09	$ 1,700	4.2%	Plan to sell the multi-tenant building (1-yr extension available)
		$ 19,900		
2010 Debt Maturities/Financings				
Mall at Johnson City	Jun-10	$ 38,000	8.4%	Solid asset generating sales in excess of $400 psf
Polaris Towne Center	Jun-10	$ 40,000	8.2%	Institutional Quality Power Center
Puente Hills (JV pro-rate share)	Jun-10	$ 23,400	5.6%	Two 1-yr extension options are available
		$ 101,400		

GLIMCHER

180 East Broad Street
Columbus, Ohio 43215
(614) 621-9000